Exhibit 99.1

F T I TM

CONSULTINS

FTI Consulting, Inc.

Current Investor Presentation

August 2016

Cautionary Note About Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions and other matters, business trends and other information that is not historical, including statements regarding estimates of our medium-term growth targets or other future financial results. When used in this presentation, words such as “anticipates,” “estimates,” “expects,” “goals,” “intends,” “believes,” “forecasts,” “targets,” “objectives” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our medium-term growth targets and our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs, projections and growth targets are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates or growth targets will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs, estimates and growth targets. The Company has experienced fluctuating revenues, operating income and cash flow in prior periods and expects that this will occur from time to time in the future. Other factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, adverse financial, real estate or other market and general economic conditions, which could impact each of our segments differently, the pace and timing of the consummation and integration of past and future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients and other risks described under the heading “Item 1A Risk Factors” in the Company’s most recent Form 10-K filed with the SEC and in the Company’s other filings with the SEC, including the risks set forth under “Risks Related to Our Reportable Segments” and “Risks Related to Our Operations.” We are under no duty to update any of the forward looking statements to conform such statements to actual results or events and do not intend to do so.

FTI Consulting: A Leader Among Leaders

FCN

Publicly traded

$1.7BLN

Equity market capitalization(1)

1982

Year founded

4,600+

Total employees worldwide

440+

Senior Managing Directors

81

Offices in 81 cities around the globe

9

9 Specialized Industry Practice Groups

2 Nobel Laureates

10/10

Advisor to world’s top

10 bank holding companies

92/100

Advisor to 92 of the world’s top 100 law firms

48/100

48 of Global 100 corporations are clients

(1)Total Shares outstanding times the closing share price as of June 30, 2016.

Investment Thesis

FTI Consulting is a leading professional services company with strong people and strong positions – corporations and law firms come to FTI Consulting when there is a critical need

The first six months of 2016 mark the best first-half ever in the history of FTI Consulting in terms of revenue, GAAP EPS and Adjusted EPS

Shifting from a capital driven to an organic growth strategy with an emphasis on profitable revenue growth – organic revenue growth in the first half of 2016 was 6% or 7%, excluding FX

Committed to building a profitable business with sustainable underlying growth, regardless of economic conditions

Willingness to invest EBITDA in key growth areas where we have strong people and strong positions

Believe we are on a path towards double-digit year-over-year Adjusted EPS growth

Balanced and Diversified Portfolio

Corporate Finance & Restructuring

- Bankruptcy Support Services
- Interim Management Services
- Investment Banking
- Litigation Support
- Business Transformation Services
- Performance Improvement
- Private Equity Advisory
- Restructuring/Turnaround Services
- Transaction Services
- Valuation & Financial Advisory Services

Forensic and Litigation Consulting

- Business Insurance Claims
- Compliance, Monitoring & Receivership
- Construction & Environmental Solutions
- Dispute Advisory Services
- Financial Enterprise & Data Analytics
- Financial Services
- Forensic Accounting & Advisory Services
- Global Risk & Investigations Practice
- Government Contracts
- Health Solutions
- Insurance
- Intellectual Property
- Trial Services

Economic Consulting

- Antitrust & Competition Economics
- Business Valuation
- Center for Healthcare Economics & Policy
- Intellectual Property
- International Arbitration
- Labor & Employment
- Public Policy
- Regulated Industries
- Securities Litigation & Risk Management

Technology

- Computer Forensics & Investigations
- E-discovery Software & Services
- Discovery Consulting

Strategic Communications

- Corporate Communications
- Creative Engagement & Digital Communications
- Crisis Communications
- Employee Engagement & Change Communications
- Financial Communications
- Litigation Communications
- M&A Communications
- Public Affairs
- Restructuring & Financial Issues
- Shareholder Activism & Proxy Advisory
- Strategy Consulting & Research

Q2 2016 Segment Revenues



11%
9%
29%
25%
26%

Q2 2016 Total Adjusted Segment EBITDA



11%
7%
42%
20%
20%

FTI CONSULTING

5

Advising Across a Global Economy

3,400+ Professionals Deployed in 29 Countries



With offices in every major financial center and every corner of the globe, we successfully serve our clients wherever challenges and opportunities arise.

Asia Pacific

Australia
Brisbane
Gold Coast
Melbourne
Perth
Sydney

China
Beijing
Guangzhou
Hong Kong
Shanghai

India
Mumbai
New Delhi

Indonesia
Jakarta

Japan
Tokyo

Korea
Seoul

Malaysia
Kuala Lumpur

Philippines [1]
Manila

Singapore

Europe, Middle East, Africa

Belgium
Brussels

Denmark
Copenhagen

France
Paris

Germany
Berlin
Frankfurt

Ireland
Dublin

Netherlands
Den Haag

Qatar
Doha

Russia
Moscow

South Africa
Cape Town
Johannesburg

Spain
Madrid

United Arab Emirates
Abu Dhabi
Dubai

United Kingdom
London
Stirling

Latin America

Argentina
Buenos Aires

Brazil
Rio de Janeiro
São Paulo

Caribbean
British Virgin Islands
Cayman Islands

Colombia
Bogotá

Mexico
Mexico City

Panama
Panama City

North America

Canada
Calgary
Toronto
Vancouver

United States
Annapolis
Atlanta
Austin
Baltimore
Boston
Brentwood
Charlotte
Chicago
Coral Gables
Dallas
Denver
Great Neck
Houston
Indianapolis
Los Angeles
Lake Oswego
McLean
Miami
Mountain View
New York
Oakland
Pasadena
Philadelphia
Phoenix
Pittsburgh
Princeton
Red Bank
Rockville
Roseland
Saddle Brook
San Francisco
Santa Barbara
Seattle
Tucson
Walnut Creek
Washington, D.C.
Wayne
West Palm Beach
Winston-Salem

1. Affiliate

FTI CONSULTING
6

Corporate Finance & Restructuring

Services

Bankruptcy Support Services Interim Management Services Investment Banking Litigation Support Business Transformation Services Performance Improvement Private Equity Advisory Restructuring/Turnaround Services

Transaction Services

Valuation & Financial Advisory Services

Clients

Corporations/C-Suite Boards of Directors Equity Sponsors Secured Lenders Unsecured Creditors

2010 2011 2012 2013 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 2015 Q1 2016 Q2 2016

Segment Revenue $396,216 $364,409 $394,719 $382,526 $391,115 $106,212 $109,113 $113,487 $111,586 $440,398 $127,156 $132,142

Segment Gross Profit

Margin 41.8% 37.4% 39.5% 35.9% 32.6% 39.8% 37.6% 39.5% 36.5% 38.3% 40.7% 38.8%

Segment SG&A $59,629 $60,499 $61,027 $71,966 $75,382 $20,528 $19,695 $18,852 $22,475 $81,550 $20,823 $19,983

Adjusted Segment

EBITDA $108,152 $75,942 $95,916 $67,183 $55,492 $22,480 $22,032 $26,662 $18,927 $90,101 $31,603 $32,041

Adjusted Segment

EBITDA Margin 27.3% 20.8% 24.3% 17.6% 14.2% 21.2% 20.2% 23.5% 17.0% 20.5% 24.9% 24.2%

Segment Billable

Headcount 620 587 697 737 706 735 775 830 838 838 857 853

(in thousands, except percentages and headcount data) (unaudited)

Corporate Finance & Restructuring (continued)

Segment Offering

The Corporate Finance & Restructuring segment focuses on strategic, operational, financial and capital needs of businesses by addressing the full spectrum of financial and transactional challenges faced by companies, boards, private equity sponsors, creditor constituencies and other stakeholders.

Medium–Term Initiatives

Reinforce core positions e.g., TMT, company-side, interim management, creditor rights

Drive organic growth in new/adjacent businesses where we have the right to win, e.g., EMEA restructuring, performance improvement, carve out

Drive overseas bets to fruition e.g., EMEA transaction advisory services, EMEA Tax

Focus on profitability enhancements cost control, engagement profitability improvements

Q2 2016 Form 10–Q Management’s Discussion & Analysis

Revenues increased $23.0 million, or 21.1%, to $132.1 million for the three months ended June 30, 2016, which included a

1.4% estimated negative impact from foreign currency translation.

Excluding the estimated impact of foreign currency translation, revenues increased by $24.5 million, or 22.5%.

This increase was primarily due to higher demand for the segment’s distressed service offerings in North America and higher demand for distressed, tax and transaction advisory services in EMEA.

Gross profit increased $10.2 million, or 24.9%, to $51.3 million for the three months ended June 30, 2016. Gross profit margin increased 1.2 percentage points for the three months ended June 30, 2016.

Higher realized rates and improved utilization in EMEA drove a majority of the increase.

Adjusted Segment EBITDA for the quarter was $32.0 million or 24.2% of revenues as compared to $22.0 million or 20.2% of revenues in the prior year quarter.

Forensic and Litigation Consulting

Services

Business Insurance Claims

Compliance, Monitoring & Receivership Construction & Environmental Solutions Dispute Advisory Services Financial Enterprise & Data Analytics (“FEDA”) Financial Services Forensic Accounting & Advisory Services (“FAAS”) Global Risk & Investigations Practice (“GRIP”) Government Contracts

Health Solutions Insurance Intellectual Property Trial Services

Clients

Corporations Boards of Directors Governments Law Firms

2010 2011 2012 2013 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 2015 Q1 2016 Q2 2016

Segment Revenue $379,780 $428,730 $407,586 $433,632 $483,380 $123,265 $126,131 $116,158 $116,715 $482,269 $119,004 $118,193

Segment Gross Profit

Margin 37.5% 36.5% 33.8% 35.9% 36.6% 36.3% 35.2% 30.0% 26.7% 32.2% 32.7% 31.1%

Segment SG&A $69,712 $78,745 $80,842 $84,616 $90,707 $23,634 $25,347 $22,349 $23,387 $94,717 $20,192 $22,523

Adjusted Segment

EBITDA $76,402 $80,923 $60,566 $74,481 $90,468 $22,071 $19,979 $13,406 $8,811 $64,267 $19,808 $15,190

Adjusted Segment

EBITDA Margin 20.1% 18.9% 14.9% 17.2% 18.7% 17.9% 15.8% 11.5% 7.5% 13.3% 16.6% 12.9%

Segment Billable

Headcount 911 957 952 1,061 1,154 1,145 1,169 1,209 1,131 1,131 1,132 1,117

(in thousands, except percentages and headcount data) (unaudited)

Forensic and Litigation Consulting (continued)

Segment Offering

The Forensic and Litigation Consulting segment provides a complete range of multidisciplinary, independent dispute advisory, investigative, data acquisition/analysis and forensic accounting services. Our professionals combine end-to-end capabilities when clients face high stakes litigation, arbitration and compliance investigations and regulatory scrutiny.

Medium–Term Initiatives

Reinvest behind core areas of strength e.g., FAAS, FEDA, GRIP

Grow key regions where we have a right to win in e.g., with a focus in construction & environmental solutions

Invest behind people to expand key businesses e.g., insurance, geopolitical intelligence

Q2 2016 Form 10–Q Management’s Discussion & Analysis

Revenues decreased $7.9 million, or 6.3%, to $118.2 million for the three months ended June 30, 2016, which included a 1.0% estimated negative impact from foreign currency translation.

Excluding the estimated impact of foreign currency translation, revenues decreased by $6.7 million, or 5.3%, due to lower demand and success fees in our health solutions practice.

These decreases were partially offset by increased demand in our global risk and investigations practice.

Gross profit decreased $7.7 million, or 17.3%, to $36.7 million for the three months ended June 30, 2016. Gross profit margin decreased 4.1 percentage points for the three months ended June 30, 2016.

This was driven by a decrease in lower utilization and success fees in our health solutions practice. This decline was partially offset by higher average realization in our global risk and investigations practice.

Adjusted Segment EBITDA was $15.2 million or 12.9% of revenues compared to $20.0 million or 15.8% of segment revenues in the prior year quarter.

Economic Consulting

Services

Antitrust & Competition Economics Business Valuation Center for Healthcare Economics & Policy Intellectual Property International Arbitration Labor & Employment Public Policy

Regulated Industries

Securities Litigation & Risk Management

Clients

Corporations

Government Entities

Law Firms

2010 2011 2012 2013 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 2015 Q1 2016 Q2 2016

Segment Revenue $255,660 $ 353,981 $391,622 $447,366 $451,040 $106,081 $108,698 $114,541 $118,589 $447,909 $130,731 $118,006

Segment Gross Profit

Margin 33.2% 31.4% 32.3% 32.9% 27.0% 24.6% 26.9% 27.4% 28.1% 26.8% 28.2% 27.2%

Segment SG&A $37,879 $46,802 $51,912 $58,282 $66,159 $15,501 $14,858 $15,538 $15,316 $61,213 $16,426 $17,604

Adjusted Segment

EBITDA $49,481 $67,028 $77,461 $92,204 $59,282 $11,556 $15,292 $16,654 $18,828 $62,330 $21,319 $15,381

Adjusted Segment

EBITDA Margin 19.4% 18.9% 19.8% 20.6% 13.1% 10.9% 14.1% 14.5% 15.9% 13.9% 16.3% 13.0%

Segment Billable

Headcount 297 433 474 530 574 566 554 594 599 599 607 604

(in thousands, except percentages and headcount data) (unaudited)

Economic Consulting (continued)

Segment Offering

The Economic Consulting segment provides analysis of complex economic issues. We help our clients with legal, regulatory and international arbitration proceedings; strategic decision making; and public policy debates in the U.S. and around the world. We deliver sophisticated economic analysis and modeling of issues arising in M&A transactions, complex antitrust litigation, commercial disputes, international arbitration, regulatory proceedings and a wide range of securities litigation. Our statistical and economic experts help clients analyze complex economic issues, such as the economic impact of deregulation on a particular industry or the amount of damages suffered by a business as a result of particular events.

Medium–Term Initiatives

Continue driving Compass Lexecon

Expand international arbitration, energy and Center for Healthcare Economics and Policy offerings

Continue to expand cross-segment collaboration

Q2 2016 Form 10–Q Management’s Discussion & Analysis

Revenues increased $9.3 million, or 8.6%, to $118.0 million for the three months ended June 30, 2016, which included a 1.0% estimated negative impact from foreign currency translation.

Excluding the estimated impact of foreign currency translation, revenues increased by $10.4 million, or 9.6%, primarily due to higher demand for financial economics services in North America and non-M&A antitrust services in North America and EMEA.

Gross profit increased $2.8 million, or 9.6%, to $32.1 million for the three months ended June 30, 2016. Gross profit margin increased 0.3 percentage points for the three months ended June 30, 2016.

This increase was primarily driven by higher utilization in North America and higher average realization in EMEA.

Adjusted Segment EBITDA was $15.4 million or 13.0% of revenues compared to $15.3 million or 14.1% of revenues in the prior year quarter.

Technology

Software & Services

Computer Forensics & Investigations Discovery Consulting E-discovery Software & Services

Clients

Corporations

Government Agencies

Law Firms

2010 2011 2012 2013 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 2015 Q1 2016 Q2 2016

Segment Revenue $176,607 $218,738 $195,194 $202,663 $241,310 $54,654 $61,826 $55,568 $46,551 $218,599 $48,281 $41,882

Segment Gross Profit

Margin 62.7% 60.0% 54.9% 52.2% 48.0% 44.7% 43.6% 43.9% 40.7% 43.3% 41.5% 41.2%

Segment SG&A $ 59,721 $65,322 $62,436 $59,890 $68,162 $18,026 $18,297 $17,386 $17,411 $71,120 $16,014 $16,211

Adjusted Segment

EBITDA $64,358 $77,011 $57,203 $60,655 $63,545 $10,073 $12,166 $10,813 $5,958 $39,010 $7,823 $5,035

Adjusted Segment

EBITDA Margin 36.4% 35.2% 29.3% 29.9% 26.3% 18.4% 19.7% 19.5% 12.8% 17.8% 16.2% 12.0%

Segment Billable

Headcount 257 290 277 306 344 360 364 354 349 349 313 301

(in thousands, except percentages and headcount data) (unaudited)

Technology (continued)

Segment Offering

The Technology segment is a leading provider of software, services and consulting for e-discovery and information management. We assist clients with internal, regulatory and global investigations, early case assessment, litigation and joint defense, antitrust and competition investigations, including pre-merger notification “Second Request”, and the secure management, analysis and use of critical corporate information. We provide a comprehensive suite of software and services to help clients locate, review and produce electronically stored information (“ESI”) including e-mail, computer files, voicemail, instant messaging and financial and transactional data. Our proprietary

Ringtail® software and Acuity® managed review are used for e-discovery and document review in litigation and secure information management.

Medium–Term Initiatives

Increased investment in R&D and sales and marketing to expand the ecosystem for Ringtail®

Ongoing investment in new products and services e.g., RadianceTM, to stay leading edge with respect to the most complicated, major corporate events

Q2 2016 Form 10–Q Management’s Discussion & Analysis

Revenues decreased $19.9 million, or 32.3%, to $41.9 million for the three months ended June 30, 2016.

This decrease was largely due to a decrease in M&A-related second request activity and reduced demand for cross-border investigations.

Gross profit decreased $9.7 million, or 36.0%, to $17.3 million for the three months ended June 30, 2016. Gross profit margin decreased 2.4 percentage points for the three months ended June 30, 2016.

The decrease in gross profit margin was primarily due to lower demand for managed review services and lower realized pricing for consulting based on our mix of clients.

Adjusted Segment EBITDA was $5.0 million or 12.0% of segment revenues compared to $12.2 million or 19.7% of segment revenues in the prior year quarter.

Strategic Communications

Services

Corporate Communications

Creative Engagement & Digital Communications Crisis Communications Employee Engagement & Change Communications Financial Communications Litigation Communications M&A Communications Public Affairs Restructuring & Financial Issues

Shareholder Activism & Proxy Advisory

Strategy Consulting & Research

Clients

CEOs

CFOs

Chief Communications Officers Investor Relations Officers Boards of Directors

2010 2011 2012 2013 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 2015 Q1 2016 Q2 2016

Segment Revenue $193,198 $200,910 $187,750 $186,245 $189,367 $42,126 $43,369 $55,716 $48,763 $189,974 $45,113 $49,924

Segment Gross Profit

Margin 37.4% 37.2% 36.9% 34.7% 36.7% 37.4% 36.9% 33.0% 38.4% 36.3% 38.0% 39.4% Segment SG&A $46,469 $50,919 $46,852 $47,874 $48,890 $10,444 $10,747 $10,058 $11,471 $42,720 $11,408 $11,518

Adjusted Segment

EBITDA $28,971 $26,801 $25,019 $18,737 $22,588 $5,752 $5,631 $8,717 $7,627 $27,727 $6,108 $8,440

Adjusted Segment

EBITDA Margin 15.0% 13.3% 13.3% 10.1% 11.9% 13.7% 13.0% 15.6% 15.6% 14.6% 13.5% 16.9%

Segment Billable

Headcount 583 582 593 590 566 556 551 594 599 599 601 606

(in thousands, except percentages and headcount data) (unaudited)

Strategic Communications (continued)

Segment Offering

The Strategic Communications segment provides advice and consulting services relating to financial and corporate communications and investor relations, reputation management and brand communications, public affairs, business consulting and digital design and marketing.

Medium–Term Initiatives

Reinforce financial and corporate communications positions

Continued expansion of public affairs practice

Focus on EBIT improvement

Q2 2016 Form 10–Q Management’s Discussion & Analysis

Revenues increased $6.6 million, or 15.1%, to $49.9 million for the three months ended June 30, 2016, which included a 2.5% estimated negative impact from foreign currency translation.

Excluding the estimated impact of foreign currency translation, revenues increased by $7.6 million, or 17.6%, primarily due to increased project-based revenues in North America and EMEA, predominantly in financial communications and public affairs-related engagements.

Gross profit increased $3.7 million, or 22.9%, to $19.7 million for the three months ended June 30, 2016. Gross profit margin increased 2.5 percentage points for the three months ended June 30, 2016.

The increase in gross profit margin was primarily due to the mix of higher margin large project engagements with improved utilization across North America.

Adjusted Segment EBITDA was $8.4 million or 16.9% of segment revenues compared to $5.6 million or 13.0% of segment revenues in the prior year quarter.

Recent Awards and Accolades

Who’s Who Legal: Consulting Experts Guide recognized FTI Consulting and Compass Lexecon among the Most Highly

Regarded Consulting Firms with the most experts (98) of any firm named (2016) Who’s Who Legal named FTI Consulting the 2016

Arbitration Expert Firm of the Year and Compass Lexecon the 2016 Competition Economist Firm of the Year (2016 and 2015) FTI Consulting won four 2016 Association of Management Consulting Firms Spotlight Awards and RadioShack engagement won “Project of the Year”

FTI Consulting named Global Turnaround Consulting Firm of the Year for the second consecutive year and was awarded four Turnaround Atlas Awards by the Global M&A Network

Compass Lexecon worked on several matters that won 2016

Global Competition Review awards and Compass Lexecon’s

Neil Dryden named 2016 Economist of the Year

Intellectual Asset Management magazine’s Patent 1000 – The World’s Leading Patent Professionals guide recognized five Forensic and Litigation Consulting professionals as leading patent litigation expert witnesses

Corporate Counsel Names FTI Consulting a Top Service Provider in the Legal Industry and as the #1 Provider for Crisis Management, Litigation Valuation, Case Management Software and Corporate Investigations Support

Forbes magazine named FTI Consulting to inaugural list of

America’s Best Management Consulting Firms in 17 categories

FTI Consulting’s Transaction Services practice received top ranking in ALM Intelligence’s Transaction Advisory Services 2016 report with The ALM Vanguard™ status

FTI Consulting ranked as the #1 Crisis Management Firm in The Deal’s Bankruptcy League Tables for the second quarter of 2016 for creditors and debtors

FTI Consulting had the most professionals of any firm named to the Who’s Who Legal 2016 Insurance and Reinsurance Expert list

FTI Consulting recognized as the top intellectual property litigation consulting firm in the 2016 Best of The National Law Journal reader rankings

Nine professionals from Forensic and Litigation Consulting named to the Who’s Who Legal 2016 Construction Expert Witness list and Patrick McGeehin, Leader of FTI Consulting’s North American Construction Solutions practice, was ranked as one of the five most highly regarded experts worldwide

Financial Overview

Revenues and Adjusted Earnings Per Share

$2,100 Revenues

$1,800-$1,870 $1,756 $1,779 $1,750 $1,652 $1,567 $1,577 $1,400 $1,401 $1,400

Millions) $1,050 $ ( $700 $470 $460 $350

$0

FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 Q1 2016 Q2 2016 2016 Guidance

$3.00 Adjusted Earnings Per Share

$2.63 $2.15-$2.45

$2.50 $2.37

$2.13 $2.17 $2.09

$2.00 $1.84

$1.64

$1.50

$1.00 $0.83 $0.66

$0.50

$0.00

FY 2009 FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015 Q1 2016 Q2 2016 2016 Guidance

See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Adjusted Earnings Per Share, which is a non-GAAP financial measure, to the most directly comparable GAAP measure.

Financial Profile

(In thousands, except for DSOs)

Three Months Three Months Twelve Months Three Months Twelve Months Ended June 30, Ended March 31, Ended December 31, Ended June 30, Ended December 31, 2016 2016 2015 2015 2016

Cash and cash equivalents $ 182,665 $ 114,451 $ 149,760 $ 239,988 $ 283,680

Accounts receivable, net $ 547,298 $ 553,230 $ 499,784 $ 549,300 $ 485,101

Days sales outstanding (“DSO”)(1) 100 98 97 104 97

Net cash provided by (used in) $ 73,732 $ (33,099) $ 139,920 $ 20,602 $ 135,401 operating activities

Purchases of property and $ 5,621 $ 6,362 $ 31,399 $ 8,657 $ 39,256 equipment

Payments for acquisition of

$ 56— $ 575 $ 576 $ 23,467 businesses, net of cash received

Purchase and retirement of

—$ 2,903 $ 26,532 — $ 4,367 common stock

Total debt $ 500,000 $ 507,000 $ 500,000 $ 711,000 $ 711,000

(1) DSO is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenue for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter. 20

Appendix

Financial Tables

Reconciliations of Non-GAAP Financial Measures

Q2 2016 - FY 2009 Reconciliations of Net Income (Loss) to Adjusted Net Income and Earnings (Loss) Per Share to Adjusted Earnings Per Share

In thousands, except for per share data

	Q2 2016	Q1 2016	2015	2014	2013	2012	2011	2010	2009
Net income (loss)	$26,547	$30,181	$66,053	$58,807	($10,594)	($36,986)	$103,903	$65,984	$139,843
Add back:									
Special charges, net of tax	1,059	3,269	-	9,637	23,267	19,115	9,285	32,733	-
Goodwill impairment charge	-	-	-	-	83,752	110,387	-	-	-
Loss on early extinguishment of debt, net of tax	-	-	11,881	-	-	2,910	-	3,019	-
Remeasurement of acquisition-related contingent consideration, net of tax	-	600	(1,120)	(1,718)	(12,054)	(5,228)	(9,953)	-	-
Adjusted Net Income [1]	**$27,606**	**$34,050**	**$76,814**	**$66,726**	**$84,371**	**$90,198**	**$103,235**	**$101,736**	**$139,843**
Earnings (loss) per common share – diluted	**$0.64**	**$0.73**	**$1.58**	**$1.44**	**($0.27)**	**($0.92)**	**$2.39**	**$1.38**	**$2.63**
Add back:									
Special charges, net of tax	0.02	0.08	-	0.24	0.59	0.47	0.21	0.69	-
Goodwill impairment charge	-	-	-	-	2.14	2.74	-	-	-
Loss on early extinguishment of debt, net of tax	-	-	0.28	-	-	0.07	-	0.06	-
Remeasurement of acquisition-related contingent consideration, net of tax	-	0.02	(0.02)	(0.04)	(0.30)	(0.13)	(0.23)	-	-
Impact of denominator for diluted adjusted earnings per common share	-	-	-	-	(0.07)	(0.06)	-	-	-
Adjusted earnings per common share – diluted [1]	**$0.66**	**$0.83**	**$1.84**	**$1.64**	**$2.09**	**$2.17**	**$2.37**	**$2.13**	**$2.63**
Weighted average number of common shares outstanding – diluted	41,599	41,148	41,729	40,729	40,421	41,578	43,473	47,664	53,127

[1] See "End Notes: FTI Consulting Non-GAAP Data Reconciliations" for the definition of Adjusted Net Income and Adjusted Earnings Per Share.

FTI CONSULTING

23

Reconciliation of Total Adjusted Segment EBITDA to Income Before Income Tax Provision and Net Income

In thousands, except for per share data

data

Q2 2016

Adjusted Segment EBITDA

Corporate Finance & Restructuring $ 32,041 Forensic and Litigation Consulting 15,190 Economic Consulting 15,381 Technology 5,035 Strategic Communications 8,440

Total Adjusted Segment EBITDA (1) $ 76,087

Segment depreciation expense (7,179) Amortization of intangible assets (2,590) Special charges (1,750) Unallocated corporate expenses, excluding special

(20,406) charges Interest income and other 4,125 Interest expense (6,303)

Income before income tax provision $ 41,984

Income tax provision (15,437)

Net Income $ 26,547

(1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Total Adjusted Segment EBITDA.

End Notes: FTI Consulting Non-GAAP Data Reconciliations

We have included the definitions of Segment Operating Income (Loss), Adjusted Segment EBITDA and Adjusted Segment EBITDA Margin, GAAP measures, below in order to more fully define the components of the certain non-GAAP measures presented in this presentation. We define Segment Operating Income

(Loss) as a segment’s share of Consolidated Operating Income (Loss). We define Total Segment Operating Income (Loss) as the total of Segment Operating Income (Loss) for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income (Loss) for the purpose of calculating

Adjusted Segment EBITDA. We define Adjusted Segment EBITDA as a segment’s share of Consolidated Operating Income (Loss) before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We define Adjusted Segment EBITDA Margin as Adjusted Segment EBITDA as a percentage of a segment’s revenues. We use Adjusted Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful supplemental measure which reflects current core operating performance and provides an indicator of the segment’s ability to generate cash.

We define non-GAAP measures, Total Adjusted Segment EBITDA as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses and Adjusted EBITDA as Consolidated Net Income (Loss) before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We believe that our non-GAAP financial measures, when considered together with our GAAP financial results and GAAP measures, provide management and investors with a more complete understanding of our operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. In addition, EBITDA and Adjusted EBITDA are common alternative measures of operating performance used by many of our competitors. They are used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results to the operating results of other companies.

We define Adjusted Net Income and Adjusted Earnings Per Diluted Share (“Adjusted EPS”) as net income (loss) and earnings per diluted share, respectively, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We use Adjusted Net Income for the purpose of calculating Adjusted EPS. Management uses Adjusted EPS to assess total company operating performance on a consistent basis. We believe that this measure, when considered together with our GAAP financial results, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt.

Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income (Loss).

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